UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 28, 2020 (Date of earliest event reported)

Ritchie Bros. Auctioneers Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On October 28, 2020, Ritchie Bros. Auctioneers Incorporated, a Canada corporation (the “Company”), Ritchie Bros. Auctioneers (America) Inc., a Washington corporation and subsidiary of the Company (the “Purchaser”), Rouse Services LLC, a California limited liability company (“Rouse”), the members of Rouse, (collectively, the “Sellers”) and Scott Rouse, in his capacity as seller representative, entered into a membership interest purchase agreement (the “Purchase Agreement”) pursuant to which the Sellers will sell and transfer to the Purchaser, and the Purchaser will purchase and acquire from the Sellers (the “Acquisition”), all of the issued and outstanding units of Rouse (collectively, the “Membership Interests”).

Under the terms of the Purchase Agreement, the purchase price for the Membership Interests is $275 million dollars, subject to certain adjustments, including for working capital, indebtedness, certain incentive payments to Rouse employees and Rouse’s transaction expenses. The purchase price will be paid in cash, with the exception of 20% of the consideration payable to each of three individual Sellers who will be entering into employment agreements with the Purchaser (the “Rollover Members”), which will be paid in Company common shares (the “Consideration Shares”), based on a 30-day volume weighted average price for the period ending three business days before the closing date. The Consideration Shares will be subject to transfer and forfeiture restrictions that will lapse, with certain exceptions, in varying frequencies and increments, depending on the applicable Rollover Member, with all forfeiture restrictions to lapse by the third anniversary of the closing date for each Rollover Member if the Rollover Member is still employed by the Purchaser or any of its affliates as of that date.

The Purchase Agreement contains customary representations and warranties of Rouse, the Sellers, the Purchaser and the Company, as well as covenants regarding Rouse's operation of its business prior to the closing of the Acquisition and certain protective covenants under which the Sellers have agreed not to take certain actions competitive with, or harmful to, Rouse’s business after the closing. Additionally, the Purchase Agreement contains provisions regarding indemnification in favor of the Purchaser and the Sellers. The Purchaser has agreed to obtain a representation and warranty insurance policy with respect to the Acquisition, and the Purchaser will deposit into escrow a specified portion of the total consideration otherwise payable in the Acquisition to the Sellers, to be held in escrow for indemnification claims and any purchase price adjustments, if any, under the Purchase Agreement for a period of 12 months following the completion of the Acquisition.

Between signing of the Purchase Agreement and closing, the Sellers have agreed to cause Rouse and its subsidiaries to conduct business in the ordinary course consistent with past practice and use reasonable best efforts to maintain and preserve their organization, business and franchise, including the preservation of rights and relationships.

Completion of the Acquisition is subject to customary closing conditions, including, among other conditions, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Purchase Agreement contains termination rights of the Sellers and Purchaser, including (i) by mutual agreement, (ii) upon the existence of certain governmental actions or restraints prohibiting the consummation of the transaction, including under the HSR Act, (iii) upon a material, uncured breach of the Purchase Agreement and (iv) upon a failure to close the Acquisition by February 25, 2020 (the “Outside Date”) if certain conditions are met. If the Purchase Agreement is terminated by the Sellers due to (i) a nonappealable order or the institution of a government proceeding, including under the HSR Act, or (ii) the failure of the closing to occur on or before the Outside Date (provided that all mutual closing conditions and Purchaser closing conditions have been satisfied except for those conditions that, by their nature are to be satisfied at closing), then the Purchaser shall pay to Rouse a termination fee of $13,750,000.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed by the Company as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2020.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated by reference into this Item 3.02.

The Consideration Shares will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and were offered and will be sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) or Rule 506 under the Securities Act for transactions not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On October 29, 2020, the Company issued a press release announcing entry into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated October 29, 2020
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2020	Ritchie Bros. Auctioneers Incorporated

	By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 29, 2020
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).